UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 20, 2017

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indication by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registration has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

LightPath Technologies, Inc.

Form 8-K

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 20, 2017, LightPath Technologies, Inc. (the “Company”) entered into a First Amendment to Second Amended and Restated Loan and Security Agreement (the “Amendment”) relating to its previously disclosed acquisition term loan (the “Loan”) and working capital revolving line of credit (the “Revolving Line”) pursuant to that certain Second Amended and Restated Loan and Security Agreement, dated December 21, 2016 (the “LSA”), with Avidbank (the “Lender”). The description of the LSA, Loan, and Revolving Line set forth under Items 1.01, 2.01, and 2.03 in the Company’s Current Report on Form 8-K dated December 21, 2016 is incorporated by reference herein.

The Amendment amends the maturity date of the Revolving Line from December 21, 2017 to March 21, 2018, amends the definition of “Permitted Indebtedness” to increase the maximum amount of indebtedness secured by permitted liens from $600,000 to $800,000 in the aggregate, and amends Section 6.8(b) of the LSA to permit the Company to maintain accounts with foreign financial institutions as long as the aggregate amount maintained in all such accounts does not exceed $1,000,000 at any time on and after March 31, 2018. Additionally, pursuant to the Amendment, the Lender granted the Company a waiver of a default arising prior to the Amendment from the Company’s failure to comply with Section 6.8(b) of the LSA with respect to the aggregate amount maintained in accounts with foreign financial institutions in Latvia exceeding the then applicable limit of $500,000. Based on the waiver and above-described amendment to Section 6.8(b) of the LSA, the Company is no longer in default of the Loan or Revolving Line.

The foregoing descriptions of the Amendment are summaries only, and are qualified in their entirety by reference to the complete text of the Amendment attached hereto as Exhibit 10.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Loan and Security Agreement, dated December 20, 2017, by and between LightPath Technologies, Inc. and Avidbank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: December 22, 2017	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO